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                            International Equity Fund

                              Emerging Markets Fund

                                   PROSPECTUS

                                 January 7, 1998

================================================================================

PROSPECTUS

                  The 59 Wall Street International Equity Fund
                    The 59 Wall Street Emerging Markets Fund

                6 St. James Avenue, Boston, Massachusetts 02116

================================================================================

     The 59 Wall Street International Equity Fund (the "International Equity Fund") and The 59 Wall Street Emerging Markets Fund (the "Emerging Markets Fund") (each a "Fund" and collectively the "Funds") are separate non-diversified portfolios of The 59 Wall Street Fund, Inc. Shares of each Fund are offered by this Prospectus.

     The International Equity Fund is designed to enable investors to participate in the opportunities available in equity markets outside the United States and Canada. The Emerging Markets Fund is designed to enable investors to participate in the opportunities available in emerging markets. The investment objective of each Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that a Fund's investment objective will be achieved.

     Investments in the Funds are neither insured nor guaranteed by the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

     The Corporation seeks to achieve the investment objective of each Fund by investing all of each Fund's assets in a corresponding non-diversified open-end investment company having the same investment objective as each Fund. The Corporation invests all of the assets of the Emerging Markets Fund in the Emerging Markets Portfolio and all of the assets of the International Equity Fund in the International Equity Portfolio.

     Brown Brothers Harriman & Co. is the investment adviser to the Portfolio and the administrator and shareholder servicing agent for each Fund. Shares of the Funds are offered at net asset value and without a sales charge.

     This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about each Fund that a prospective investor ought to know before investing. Additional information about each Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated January 7, 1998. This information is incorporated herein by reference and is available without charge upon request from the Funds' distributor, 59 Wall Street Distributors, Inc., 6 St. James Avenue, Boston, Massachusetts 02116.

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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


                 The date of this Prospectus is January 7, 1998.

                                TABLE OF CONTENTS



                                                                           Page
                                                                           ----
Expense Table ...........................................................    3
Financial Highlights ....................................................    4
Investment Objective and Policies .......................................    5
Investment Restrictions .................................................   10
Purchase of Shares ......................................................   11
Redemption of Shares ....................................................   11
Management of the Corporation
  and the Portfolios ....................................................   12
Net Asset Value .........................................................   17
Dividends and Distributions .............................................   18
Taxes ...................................................................   18
Description of Shares ...................................................   19
Additional Information ..................................................   21
Appendix A ..............................................................   23
Appendix B ..............................................................   25


                          TERMS USED IN THIS PROSPECTUS

Corporation ..........................  The 59 Wall Street Fund, Inc.
Funds ................................  The 59 Wall Street International Equity
                                          Fund (the "International Equity Fund")
                                        The 59 Wall Street Emerging Markets Fund
                                          (the "Emerging Markets Fund")
Portfolios ...........................  International Equity Portfolio
                                        Emerging Markets Portfolio
Investment Adviser ...................  Brown Brothers Harriman & Co.
Administrator of the Corporation .....  Brown Brothers Harriman & Co.
Administrator of the Portfolios ......  Brown Brothers Harriman Trust Company
                                          (Cayman) Limited
Subadministrator of the Corporation ..  59 Wall Street Administrators, Inc.
                                          ("59 Wall Street Administrators")
Subadministrator of the Portfolios ...  Signature Financial Group (Cayman)
                                          Limited ("SFG-Cayman")
Distributor ..........................  59 Wall Street Distributors, Inc.
                                          ("59 Wall Street Distributors")
1940 Act .............................  The Investment Company Act of 1940,
                                           as amended

EXPENSE TABLE

================================================================================

     The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of each Fund, and the aggregate annual operating expenses of each Fund and its corresponding Portfolio, as a percentage of average net assets of that Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in each Fund. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and its corresponding Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the Corporation retained the services of an investment adviser on behalf of the Fund and the assets of the Fund were invested directly in the type of securities being held by its corresponding Portfolio.

                        SHAREHOLDER TRANSACTION EXPENSES

                                               International          Emerging
                                                Equity Fund         Markets Fund
                                                -----------         ------------
Sales Load Imposed on Purchases ............        None                None
Sales Load Imposed on Reinvested Dividends .        None                None
Deferred Sales Load ........................        None                None
Redemption Fee .............................        None                None

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

                                         International              Emerging
                                          Equity Fund             Markets Fund
                                       ----------------         ----------------
Investment Advisory Fee .............             0.65%                    0.90%
12b-1 Fee ...........................             None                     None
Other Expenses
  Administration Fee ................   0.16%                    0.16%
  Shareholder Servicing/Eligible
    Institution Fee .................   0.25                     0.25
  Other Expenses ....................   0.30      0.71           0.40      0.81
                                        ----      ----           ----      ----
Total Fund Operating Expenses .......             1.36%                    1.71%
                                                  ====                     ====

                      Example                            1 year      3 years     5 years     10 years
                      -------                            ------      ------      ------       -------
 International Equity Fund: A shareholder of the
    Fund would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return, and
    (2) redemption at the end of each time period: .....   $14         $43         $74          $164
                                                           ---         ---         ---          ----
 Emerging Markets Fund: A shareholder of the Fund
    would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return, and
    (2) redemption at the end of each time period: .....   $17         $54         $93          $202
                                                           ---         ---         ---          ----

     The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. In connection with the Example, please note that $1,000 is currently less than each Fund's minimum purchase requirement. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of each Fund bear directly or indirectly.

     For more information with respect to the expenses of each Fund and its corresponding Portfolio, see "Management of the Corporation and the Portfolios" herein.

FINANCIAL HIGHLIGHTS
================================================================================

     The following information has been audited by Deloitte & Touche LLP, independent auditors. This information should be read in conjunction with the financial statements and notes thereto, which are incorporated by reference in the Statement of Additional Information. The ratios of expenses and net investment income to average net assets are not indicative of future ratios.

                            International Equity Fund
                            -------------------------
                                                                 For the period
                                                               from June 6, 1997
                                                               (commencement of
                                                                 operations) to
                                                                October 31, 1997
                                                               -----------------
    Net asset value, beginning of period......................      $10.00
    Income from investment operations:
        Net investment loss...................................        0.00(1)
        Net realized and unrealized loss......................       (0.58)
                                                                    ------
        Net asset value, end of period........................      $ 9.42
                                                                    ======
    Total return..............................................       (5.80)%(2)
    Ratios/Supplemental data:
        Net assets, end of period (000's omitted).............      $7,040
        Expenses as a percentage of  average net assets.......        1.36%(3,4)
        Ratio of net investment loss to average net assets....       (0.06)%(3)

----------
(1)  Less than $0.01
(2)  Not annualized
(3)  Annualized
(4)  Includes the Fund's share of International Equity Portfolio expenses.

                              Emerging Markets Fund
                              ---------------------
                                                                For the period
                                                               from June 6, 1997
                                                               (commencement of
                                                                operations) to
                                                               October 31, 1997
                                                              ------------------
Net asset value, beginning of period........................        $10.00
Income from investment operations:
    Net investment loss.....................................         (0.01)
    Net realized and unrealized loss........................         (1.74)
                                                                    ------
    Net asset value, end of period..........................         $8.25
                                                                    ======
Total return................................................        (17.50)%(1)
Ratios/Supplemental data:
    Net assets, end of period (000's omitted)...............        $6,269
    Expenses as a percentage of  average net assets.........          1.71%(2,3)
    Ratio of net investment loss to average net assets......         (0.25)%(2)

----------
(1)  Not annualized
(2)  Annualized
(3)  Includes the Fund's share of Emerging Markets Portfolio expenses.

     Further information about the performance of each Fund is contained in each Fund's annual report to shareholders which may be obtained without charge.

INVESTMENT OBJECTIVE AND POLICIES
================================================================================

     The investment objective of each Fund and its corresponding Portfolio is to provide investors with long-term maximization of total return, primarily through capital appreciation.

     The investment objective of each Fund and its corresponding Portfolio is a fundamental policy and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be. (See "Additional Information" in this Prospectus.) However, the investment policies of each Fund as described below, will correspond directly to those of its corresponding Portfolio and are not fundamental and may be changed without such approval.

                            International Equity Fund

     The assets of the International Equity Portfolio under normal circumstances are fully invested in equity securities of companies based outside the United States and Canada in the developed markets of the world. These markets include Japan, United Kingdom, Germany, France, Hong Kong, Netherlands, Switzerland, Malaysia, Australia, Singapore, Italy, Sweden, Spain, Belgium, Denmark, Finland, Norway, Portugal, New Zealand, Austria and Ireland. The Portfolio may also invest in the less developed markets although no more than 10% of the International Equity Portfolio's assets will be invested in these markets. In addition, no more than 5% of the International Equity Portfolio will be invested in any one less developed market. Appendix A provides a comparison of Market Capitalization, Gross Domestic Product (GDP) and Population of the developed countries in which the International Equity Portfolio invests.

     Although the assets of the International Equity Portfolio are expected to be invested primarily in common stocks, other securities with equity characteristics may be purchased, including securities convertible into common stock, rights and warrants. These equity securities may be purchased directly or in the form of American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or other similar securities representing securities of foreign-based companies. Although the International Equity Portfolio invests primarily in equity securities which are traded on foreign or domestic securities exchanges, equity securities which are traded in foreign or domestic over-the-counter markets may be purchased for the International Equity Portfolio. (See "Investment Restrictions".) The Portfolio may invest in securities of appropriate investment companies in order to obtain more favorable investment terms for the Portfolio or to obtain participation in markets or market sectors.

     The Investment Adviser allocates investment among various countries based upon the economic environment, liquidity conditions, valuation levels, expected earnings growth, government policies and political stability. In response to changes or anticipated changes in these criteria, a particular country's representation in the International Equity Portfolio is increased, decreased or eliminated. As a result, the International Equity Portfolio's assets are allocated among countries in a manner which does not reflect the relative size or valuation of the country's capital market or a country's relative gross domestic product or population.

     In constructing the portfolio of securities of the International Equity Portfolio, emphasis is placed on the equity securities of larger companies with strong longer term fundamentals such as leading industry position, effective management, competitive products and services, high or improving return on investment and a sound financial structure. Selection of individual equities is the product of a disciplined process which systematically evaluates growth expectations relative to price levels.

                              Emerging Markets Fund

     The assets of the Emerging Markets Portfolio under normal circumstances are fully invested in equity securities of issuers domiciled in or with substantial operations in emerging markets. For purposes of this prospectus, "emerging markets" are defined as countries (i) which are included in the MSCI Emerging Markets Index or the IFC Emerging

     Markets Investable Index (ii) which have a gross national product per capita of $2,000 or less at the time of the Portfolio's investment, or (iii) which are generally considered to be developing or emerging countries by the United Nations development programme or by the World Bank and the International Finance Corporation. These emerging markets currently include, but are not limited to, markets such as China, India, Indonesia, Korea, Malaysia, Pakistan, Venezuela, Czech Republic, Greece, Hungary, Israel, Jordan, Poland, Russia, South Africa and Turkey. Appendix A provides a comparison of Market Capitalization, GDP and Population of the emerging countries in which the Emerging Markets Portfolio may invest.

     Emerging markets now comprise roughly 10% of the world's stock market capitalization. Many emerging markets are expected to continue to experience faster economic growth rates than those found in more developed markets such as the U.S., Japan and Western Europe. While the Emerging Markets Fund offers the opportunity for substantial long term investment return, it also involves above average investment risk and volatility of investment return.

     Although the assets of the Emerging Markets Portfolio are expected to be invested primarily in common stocks, other securities with equity characteristics may be purchased, including securities convertible into common stock, rights and warrants. These equity securities may be purchased directly or in the form of American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or other similar securities representing securities of foreign-based companies. Although the Emerging Markets Portfolio invests primarily in equity securities which are traded on foreign or domestic securities exchanges, equity securities which are traded in foreign or domestic over-the-counter markets may be purchased for Emerging Markets Portfolio. (See "Investment Restrictions".)

     The Emerging Markets Portfolio may invest in securities of appropriate investment companies in order to obtain participation in markets which restrict foreign investment or to obtain more favorable investment terms for the Emerging Markets Portfolio. The Emerging Markets Portfolio may invest in emerging market debt securities if the Investment Adviser determines that the total return of debt securities may equal or exceed the capital appreciation of equity securities. Such debt instruments may take the form of bonds, notes, bills, commercial paper and bank deposits which usually have no rating or a low rating and which are not considered to be superior in investment quality to equity securities of the same issuers.

     For temporary defensive purposes, the Emerging Markets Portfolio may hold, without limit, debt obligations of the U.S. government and U.S. dollar deposits held at banks which are rated within the three highest rating categories for debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations or, if unrated, are of comparable quality as determined by or under the direction of the Board of Trustees of the Emerging Markets Portfolio. It is impossible to predict for how long such a defensive strategy will be utilized.

     The Investment Adviser, during normal market conditions, intends to broadly diversify the Emerging Markets Portfolio among emerging markets with no more than 15% of the assets of the Emerging Markets Portfolio in any single market. The Investment Adviser allocates investment among various countries based upon the economic environment, liquidity conditions, valuation levels, expected earnings growth, government policies and political stability. As a result, the Emerging Markets Portfolio's assets are allocated among countries in a manner which does not reflect the relative size or valuation of the country's capital market or a country's relative gross domestic product or population.

     In constructing the portfolio of securities of the Emerging Markets Portfolio, emphasis is placed on the equity securities of larger companies with strong longer term fundamentals such as leading industry position, effective management, competitive products and services, high or improving return on investment and a sound financial structure. Selection of individual equities is the product of a disciplined process which systematically evaluates growth expectations relative to price levels.

                               Hedging Strategies

     Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes may be entered into for each Portfolio. (See Appendix B on page 25 for more detail.)

     For the same purpose, put and call options on stocks, stock indexes and currencies may also be purchased for each Portfolio, although the current intention is not to do so in such a manner that each put and call option type would put more than 5% of a Portfolio's net assets at risk. Over-the-counter options ("OTC Options") purchased are treated as not readily marketable. (See "Investment Restrictions".)

     The Investment Adviser on behalf of each Portfolio may enter into forward foreign exchange contracts in order to protect the dollar value of all investments in securities denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

                                  Risk Factors

     Foreign Investments. Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States.

     The value of the investments of each Portfolio may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of GDP, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may be more difficult to obtain and enforce a judgment against a foreign company. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to each of the Funds by domestic companies.

     In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies. Most foreign-based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the investments of each Portfolio are less liquid and their prices are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are often paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.

     The foreign investments made for each Portfolio are made in compliance with the currency regulations and tax laws of the United States and foreign governments. There may also be foreign government regulations and laws which restrict the amounts and types of foreign investments.

     Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and each Portfolio holds various foreign currencies from time to time, the value of the net assets of each Portfolio as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. Each Portfolio also incurs costs in connection with conversion between various currencies.

     Emerging Markets. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging market issuers and the currently low or non-existent volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; and
(iv) the absence of developed legal structures governing private or foreign investments and private property.

                               Portfolio Brokerage


     Each Portfolio is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 1996 and 1997, the portfolio turnover rate of the International Equity Portfolio was 56% and 85%, respectively. For the period June 6, 1997 (commencement of operations) to October 31, 1997, the portfolio turnover rate of the Emerging Markets Portfolio was 60%. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Funds tends to increase as the level of portfolio activity increases.

     In effecting securities transactions the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

     The Investment Adviser may direct a portion of each Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from each Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by each Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

     On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including each Portfolio. In some instances, this procedure might adversely affect a Portfolio.

                           Other Investment Techniques

     Short-Term Instruments. The assets of each Portfolio may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for each Portfolio in demand deposit accounts with the Portfolios' custodian bank.

     Government Securities. The assets of each Portfolio may be invested in securities issued by the U.S. Government or sovereign foreign governments, their agencies or instrumentalities. These securities include notes and bonds, zero coupon bonds and stripped principal and interest securities.

     Restricted Securities. Securities that have legal or contractual restrictions on their resale may be acquired for a Portfolio. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity. (See "Investment Restrictions".)

     Loans of Portfolio Securities. Loans of portfolio securities up to 30% of the total value of each Portfolio are permitted. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Portfolio's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to that Portfolio and its investors.

     When-Issued and Delayed Delivery Securities. Securities may be purchased for a Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to a Portfolio until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining that Portfolio's net asset value. Each Portfolio maintains with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, a Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for a Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

     Foreign Currency Exchange Transactions. Because securities denominated in currencies other than the U.S. dollar are bought and sold for each Portfolio, and interest, dividends and sale proceeds are received by each Portfolio in currencies other than the U.S. dollar, foreign currency exchange transactions from time to time are entered into for each Portfolio to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Foreign currency exchange transactions are agreements to exchange currencies at a specific rate either for settlement two days thereafter (i.e., spot market or spot contracts) or for settlement on a future date (i.e., forward contracts).

     Investment Company Securities. Subject to applicable statutory and regulatory limitations, the assets of each Portfolio may be invested in shares of other investment companies. Under the 1940 Act, the assets of each Portfolio may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of the Portfolio's total assets would be so invested, (ii) 5% or less of the market value of the Portfolio's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations.

INVESTMENT RESTRICTIONS
================================================================================

     The Statement of Additional Information for the Funds includes a listing of the specific investment restrictions which govern the investment policies of each Fund and each Portfolio. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be (see "Additional Information" in this Prospectus). Excluding the investment of all of a Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, not more than 10% of the net assets of a Fund or its corresponding Portfolio, as the case may be, may be invested in securities that are subject to legal or contractual restrictions on resale.

     In addition, money is not borrowed by a Portfolio in an amount in excess of 331/3% of its assets. It is intended that money will be borrowed only from banks and only to accommodate requests for the withdrawal of part or all of an interest while effecting an orderly liquidation of portfolio securities, to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations.


     As a non-fundamental policy of the International Equity Portfolio, at least 65% of the value of the total assets of the International Equity Portfolio is invested in equity securities of companies based in countries in which it invests. As a non-fundamental policy of the Emerging Markets Portfolio, at least 65% of the value of the total assets of the Emerging Markets Portfolio is invested in equity securities based in emerging markets. For these purposes, equity securities are defined as common stock, securities convertible into common stock, rights and warrants, and include securities purchased directly and in the form of American Depository Receipts, Global Depository Receipts or other similar securities representing common stock of foreign-based companies.

     In accordance with applicable regulations, a Portfolio does not purchase any restricted security, if after such purchase more than 10% of the Portfolio's net assets would be represented by such investments.

     Each Fund and each Portfolio is classified as "non-diversified" under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single issuer (although certain diversification requirements are imposed by the Internal Revenue Code of 1986, as amended). The possible assumption of large positions in the securities of a small number of issuers may cause the performance of a Portfolio to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

PURCHASE OF SHARES
================================================================================

     Shares of the Funds are offered on a continuous basis at their net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Shares of the Funds may be purchased on any day the New York Stock Exchange is open for regular trading if the Corporation receives the purchase order and acceptable payment for such order prior to 4:00 P.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. Shares are entitled to dividends declared, if any, starting as of the first business day following the day a purchase order is executed on the books of the Corporation.

     An investor who has an account with an Eligible Institution (see page 16) or a Financial Intermediary (see page 16) may place purchase orders for Fund shares with the Corporation through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.

     An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through the Funds' Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. All purchase orders for initial and subsequent purchases are executed at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. Brown Brothers Harriman & Co., as the Funds' Shareholder Servicing Agent, has established a minimum initial purchase requirement for each Fund of $100,000 and a minimum subsequent purchase requirement for each Fund of $25,000. These minimum purchase requirements may be amended from time to time.


     Inquiries regarding the manner in which purchases of Fund shares may be effected and other matters pertaining to the Funds should be directed to Brown Brothers Harriman & Co., an Eligible Institution and the Funds' Shareholder Servicing Agent. (See back cover for address and phone number.)

REDEMPTION OF SHARES
================================================================================

     A redemption request must be received by the Corporation prior to 4:00 P.M., New York time on any day the New York Stock Exchange is open for regular trading. Such a redemption is executed at the net asset value per share next determined on that same day. Shares continue to earn dividends declared, if any, through the business day a redemption request is executed on the books of the Corporation.

    Shares held by an Eligible Institution or a Financial Intermediary on behalf of a shareholder must be redeemed through that Eligible Institution or Financial Intermediary pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. Proceeds of a redemption are paid to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. A transaction fee may be charged by an Eligible Institution or Financial Intermediary on the redemption of Fund shares.

     Shares held directly in the name of a shareholder on the books of the Corporation may be redeemed by submitting a redemption request in good order to the Corporation through the Funds' Shareholder Servicing

Agent. (See back cover for address and phone number.) Proceeds resulting from such redemption are paid by the Corporation directly to the shareholder in "available" funds generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions By the Corporation


     The Funds' Shareholder Servicing Agent (see page 15), each Eligible Institution and each Financial Intermediary (see page 16) may establish and amend from time to time for their respective customers a minimum account size. If the value of a shareholder's holdings in a Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co., as the Funds' Shareholder Servicing Agent, has established a minimum account size of $100,000.


                         Further Redemption Information

     In the event a shareholder redeems all shares held in a Fund, future purchases of shares of that Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

     The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares. Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

     An  investor  should  be  aware  that  redemptions  from a Fund  may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     The Corporation has reserved the right to pay the amount of a redemption from a Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from that Fund. (See "Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)

MANAGEMENT OF THE CORPORATION AND THE PORTFOLIOS
================================================================================

                        Directors, Trustees and Officers

     The Corporation's Directors, in addition to supervising the actions of the Administrator of the Corporation and Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Portfolios' Trustees, in addition to supervising the actions of the Portfolios' Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to each Portfolio. The Corporation's Directors are not the same individuals as the Portfolios' Trustees.

     Because  of the  services  rendered  to each  Portfolio  by the  Investment
Adviser and to the Corporation and the Portfolios by their respective Administrators, the Corporation and the Portfolios require no employees, and their respective officers, other than the Chairmen, receive no compensation from the Funds or the Portfolios. (See "Directors, Trustees and Officers" in the Statement of Additional Information.)

     The Directors of the Corporation are:

      J.V. Shields, Jr.
          Chairman and Chief Executive Officer of Shields & Company

      Eugene P. Beard
          Vice Chairman-Finance and Operations of The Interpublic Group of
              Companies

      David P. Feldman
          Retired, Chairman and Chief Executive Officer-AT&T Investment
              Management Corporation

      Alan G. Lowy
          Private Investor

      Arthur D. Miltenberger
          Vice President and Chief Financial Officer of Richard K. Mellon and Sons

   The Trustees of each Portfolio are:

      H.B. Alvord
          Retired, Former Treasurer and Tax Collector of Los Angeles County

      Richard L. Carpenter
          Retired, Director of Internal Investments of the Public School
              Employees' Retirement System

      Clifford A. Clark
          Retired, Former Senior Manager of Brown Brothers Harriman & Co.

      David M. Seitzman
          Retired, Physician with Seitzman, Shuman, Kwart and Phillips


                               Investment Adviser

     The Investment Adviser to each Portfolio is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.

     Brown Brothers Harriman & Co. provides investment advice and portfolio management services to each Portfolio. Subject to the general supervision of the Portfolios' Trustees, Brown Brothers Harriman & Co. makes the day-to-day investment decisions, places the purchase and sale orders for portfolio transactions, and generally manages the investments of each Portfolio. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1997, it managed total assets of approximately $25 billion.

     Each Portfolio is managed on a day-to-day basis by a team of individuals, including Mr. John A. Nielsen, Ms. Camille M. Kelleher, Mr. A. Edward Allinson, Mr. G. Scott Clemons, Mr. Paul J. Fraker and Mr. Ben Kottler. Mr. Nielsen holds a B.A. from Bucknell University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1968. Ms. Kelleher holds a B.A. from Barnard College and a M.B.A. from Columbia University. She joined Brown Brothers Harriman & Co. in 1984. Mr. Allinson holds a B.A. and a M.B.A. from the University of Pennsylvania. He joined Brown Brothers Harriman & Co. in 1991. Mr. Clemons holds a A.B. from Princeton University. He joined Brown Brothers Harriman & Co. in 1990. Mr. Fraker holds a B.A. from Carleton College and a M.A. from Johns Hopkins University. He joined Brown Brothers Harriman & Co. in 1996. Mr. Kottler holds a B.A. from Durham University. He joined Brown Brothers Harriman & Co. in 1996.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreement, Brown Brothers Harriman & Co. receives from the International Equity Portfolio and the Emerging Markets Portfolio an annual fee, computed daily and payable monthly, equal to 0.65% and 0.90%, respectively, of the average daily net assets of that Portfolio. Brown Brothers Harriman & Co. and its affiliates also receive annual administration fees from each Fund equal to 0.125% of the average daily net assets of that Fund, annual administration fees from each Portfolio equal to 0.035% of the average daily net assets of that Portfolio, and an annual shareholder servicing/eligible institution fee from each Fund equal to 0.25% of the average daily net assets of that Fund represented by shares owned during the period by customers for whom Brown Brothers Harriman & Co. is the holder or agent of record.

     The investment advisory services of Brown Brothers Harriman & Co. to each Portfolio are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman & Co. dated September 5, 1990, as amended as of

December 15, 1993, the Corporation may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Corporation to change its name and the name of each Fund to eliminate all reference to "59 Wall Street".

     Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

                                 Administrators

     Brown Brothers Harriman & Co. acts as Administrator of the Corporation and Brown Brothers Harriman Trust Company (Cayman) Limited acts as Administrator of each Portfolio. (See "Administrators" in the Statement of Additional Information.) Brown Brothers Harriman Trust Company (Cayman) Limited is a wholly-owned subsidiary of Brown Brothers Harriman Trust Company of New York, which is a wholly-owned subsidiary of Brown Brothers Harriman & Co.

     In its capacity as Administrator of the Corporation, Brown Brothers Harriman & Co. administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Funds' Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and each Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for each Fund and reports to each Fund's shareholders and the Securities and Exchange Commission.

     For the services rendered to the Corporation and related expenses borne by Brown Brothers Harriman & Co., as Administrator of the Corporation, Brown Brothers Harriman & Co. receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.125% of that Fund's average daily net assets.

     Brown Brothers Harriman Trust Company (Cayman) Limited, in its capacity as Administrator of each Portfolio, administers all aspects of the Portfolio's operations subject to the supervision of the Portfolio's Trustees except as set forth above under "Investment Adviser". In connection with its responsibilities as Administrator for each Portfolio and at its own expense, Brown Brothers Harriman Trust Company (Cayman) Limited (i) provides each Portfolio with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the Portfolio, notification to the Investment Adviser of available funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance of administrative and professional services to each Portfolio by others, including the Custodian;
(iii) provides each Portfolio with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of each Portfolio's registration statement for filing with the Securities and Exchange Commission, and the preparation of tax returns for each Portfolio and reports to investors and the Securities and Exchange Commission.

     For the services rendered to each Portfolio and related expenses borne by Brown Brothers Harriman Trust Company (Cayman) Limited as Administrator of each Portfolio, Brown Brothers Harriman Trust Company (Cayman) Limited receives from each Portfolio an annual fee, computed daily and payable monthly, equal to 0.035% of that Portfolio's average daily net assets.

     Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Corporation as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participation in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparation of certain documents in connection with meetings of Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Funds.

     Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman Trust Company (Cayman) Limited, SFG-Cayman performs such subadministrative duties for each Portfolio as are from time to time agreed upon by the parties. The offices of SFG-Cayman are located at Elizabethan Square, George Town, Grand Cayman BWI. SFG-Cayman is a wholly-owned subsidiary of SFG. SFG-Cayman's subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of each Portfolio, participation in the preparation of documents required for compliance by each Portfolio with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees of and investors in each Portfolio, and other functions that would otherwise be performed by the Administrator of each Portfolio as set forth above. For performing such subadministrative services, SFG-Cayman receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Portfolios.

                           Shareholder Servicing Agent

     The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Corporation with respect to the Funds, among other things: answers inquiries from shareholders of and prospective investors in the Funds regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Funds; assists shareholders of and prospective investors in the Funds in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in the Funds may reasonably request. For these services, Brown Brothers Harriman & Co. receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Fund's average daily net assets represented by shares owned during the period for which payment was being made by shareholders who did not hold their account with an Eligible Institution.

                            Financial Intermediaries

     From time to time, the Funds' Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Funds who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

                              Eligible Institutions


     The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Funds who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, each financial institution receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Fund's average daily net assets represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.


                            Expense Payment Agreement

     Under separate agreements dated August 23, 1994 and April 10, 1997, respectively, Brown Brothers Harriman Trust Company (Cayman) Limited pays the expenses of the International Equity Portfolio and the Emerging Markets Portfolio, other than fees paid to Brown Brothers Harriman & Co. under the Trust's Administration Agreement and other than expenses relating to the organization of each Portfolio. In return, Brown Brothers Harriman Trust Company (Cayman) Limited receives a fee from the International Equity Portfolio and the Emerging Markets Portfolio such that after such payment the aggregate expenses of each Portfolio do not exceed an agreed upon annual rate, currently 0.90% and 1.25%, respectively, of the average daily net assets of that Portfolio. Such fees are computed daily and paid monthly.

                                   Distributor

     59 Wall Street Distributors acts as exclusive Distributor of shares of the Funds. Its office is located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statements and each Fund's prospectus as required under federal and state securities laws. (See "Distributor" in the Statement of Additional Information.)

     59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

                Custodian, Transfer and Dividend Disbursing Agent

     State Street Bank and Trust Company ("State Street" or the "Custodian"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is Custodian for the Funds and the Portfolios and Transfer and Dividend Disbursing Agent for the Funds.

     As Custodian for each Fund, it is responsible for holding each Fund's assets (i.e., cash and that Fund's interest in its respective Portfolio) pursuant to a custodian agreement with the Corporation. Cash is held for each Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Corporation, the Custodian maintains the accounting records for each Fund and each day computes the net asset value per share of each Fund. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of each Fund's shares.

     As Custodian for each Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding each Portfolio's securities and cash pursuant to a custodian agreement with each Portfolio. Cash is held for each Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of each Portfolio, the Custodian maintains the accounting and portfolio transaction records for each Portfolio and each day computes the net asset value and net income of each Portfolio.

                              Independent Auditors

     Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Funds. Deloitte & Touche, Grand Cayman are the independent auditors for the Portfolios.

NET ASSET VALUE
================================================================================

     Each Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

     The determination of each Fund's net asset value per share is made by subtracting from the value of the total assets of a Fund (i.e., the value of its investment in a Portfolio and other assets) the amount of its liabilities and dividing the difference by the number of shares of that Fund outstanding at the time the determination is made.

     The value of each Fund's investment in its respective Portfolio is also determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

     The determination of the value of each Fund's investment in its respective Portfolio is made by subtracting from the value of the total assets of a Portfolio the amount of a Portfolio's liabilities and multiplying the difference by the percentage, effective for that day, which represents that Fund's share of the aggregate beneficial interests in its respective Portfolio.

     Values of assets held by each Portfolio are determined on the basis of their market or other fair value. (See "Determination of Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)

DIVIDENDS AND DISTRIBUTIONS
================================================================================

     Substantially all of each Fund's net investment income ("Net Income"), including its pro rata share of its corresponding Portfolio's net income and realized net short-term capital gains in excess of net long-term capital losses is declared and paid to the Fund's shareholders at least annually as a dividend, and substantially all of the Fund's pro rata share of its corresponding Portfolio's realized net long-term capital gains in excess of net short-term capital losses is declared and paid to the Fund's shareholders on an annual basis as a capital gains distribution. An additional dividend and/or capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on each Fund. (See "Taxes" below.)
Dividends and capital gains distributions are payable to each Fund's shareholders of record on the record date.

     Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, dividends and capital gains distributions are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES
================================================================================

     Each year, the Corporation intends to continue to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended. Accordingly, the Funds are not subject to federal income taxes on their Net Income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to their shareholders. A 4% non-deductible excise tax is imposed on a Fund to the extent that certain distribution requirements for that Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements. The Portfolios are also not required to pay any federal income or excise taxes.

     Dividends are taxable to shareholders of a Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Dividends paid from the Funds are not eligible for the dividends-received deduction allowed to corporate shareholders because the Net Income of each Portfolio does not consist of dividends paid by domestic corporations. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

     Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a dividend or capital gains distribution, the dividend or capital gains distribution, although constituting a return of invested capital, would be taxable as described above. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares in a Fund held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares.

     The Funds may be subject to foreign withholding taxes and if more than 50% of the value of a Fund's share of a Portfolio's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Corporation any such foreign income taxes paid by a Fund may be treated as paid directly by its shareholders. The Corporation makes such an election only if it deems it to be in the best interest of a Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Corporation makes the election, each Fund shareholder would be required in computing federal income tax liability to include in income that shareholder's proportionate share of the amount of foreign income taxes paid by that Fund and would be entitled to claim either a credit (which is subject to certain limitations), or, if deductions are itemized, a deduction for that shareholder's share of the foreign income taxes paid by that Fund. (No deduction is permitted in computing alternative minimum tax liability.) Certain entities, including corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501
(c) of the Internal Revenue Code, as amended, that are generally exempt from federal income taxes may not receive any benefit from the election by the Corporation to "pass through" foreign income taxes to a Fund's shareholders.

     Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

                              State and Local Taxes

     The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                                Foreign Investors

     Each Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in a Fund since alternative investments are available which would not be subject to United States withholding tax.

                                Other Information

     Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of each Fund's fiscal year. Additional tax information is mailed to shareholders in January.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
================================================================================

     The Corporation is an open-end management investment company organized on July 16, 1990, as a corporation under the laws of the State of Maryland. Its offices are located at 6 St. James Avenue, Boston, Massachusetts 02116; its telephone number is (617) 423-0800.

     The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of the International Equity Fund and 25,000,000 shares have been classified as shares of the Emerging

Markets Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are five such series in addition to the Funds.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors of the Corporation by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors of the Corporation. Shareholders also have the right to remove one or more Directors of the Corporation without a meeting by a declaration in writing by a specified number of shareholders.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of a Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of that Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

     Each Portfolio is organized as a trust under the law of the State of New York. Each Portfolio's Declaration of Trust provides that each corresponding Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither Fund nor its shareholders will be adversely affected by reason of the investment of all of the Fund's assets in its corresponding Portfolio.

     Each investor in a Portfolio, including each Fund, may add to or reduce its investment in a Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.

     Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of the corresponding Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at a Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

ADDITIONAL INFORMATION
================================================================================

     As used in this Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Each Fund's shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors. The annual report also contains performance information and is made available to investors upon request and without charge.

     Other mutual funds or institutional investors may invest in each Portfolio on the same terms and conditions as each Fund. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in each Portfolio is available from Brown Brothers Harriman & Co. (See the back cover for the address and phone number.)

     The Corporation may withdraw a Fund's investment in its corresponding Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Directors of the Corporation determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors of the Corporation would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the Fund's investment policies. In the event the Directors of the Corporation were unable to accomplish either, the Directors will determine the best course of action.

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     Each  Fund's  performance  may be used  from  time  to time in  shareholder reports  or other  communications  to  shareholders  or  prospective  investors.
Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include each Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the MSCI-EAFE Index, MSCI-Emerging Markets Index and IFC Emerging Markets Investable Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. Each Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

     Historical performance information for any period or portion thereof prior to the establishment of the International Equity Fund will be that of the International Equity Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations.

     This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

APPENDIX A - INTERNATIONAL STATISTICS
================================================================================

                                     Market             Gross Domestic
                                 Capitalization            Product                Population
                               -------------------    ------------------      -------------------
                               Dollars       % of     Dollars      % of                     % of
MARKETS -- DEVELOPED          (Billions)     Total   (Billions)    Total     (Millions)     Total
----------------------         --------     ------    ---------    -----      ---------     -----
Japan........................   2,217        21.9       4,149       22.6       125.2         2.9
United Kingdom...............   1,936        19.2       1,200        6.5        58.3         1.3
Germany......................     770         7.6       2,241       12.2        81.6         1.9
France.......................     623         6.2       1,473        8.0        58.0         1.3
Switzerland..................     555         5.5         268        1.5         7.0         0.2
Netherlands..................     506         5.0         365        2.0        15.4         0.4
Hong Kong....................     326         3.2         143        0.8         6.3         0.1
Italy........................     317         3.1       1,072        5.8        57.2         1.3
Australia....................     246         2.4         374        2.0        18.1         0.4
Sweden.......................     226         2.2         237        1.3         8.8         0.2
Spain........................     226         2.2         538        2.9        39.2         0.9
Belgium......................     140         1.4         247        1.3        10.1         0.2
Singapore....................      92         0.9          86        0.5         3.0         0.1
Denmark......................      83         0.8         164        0.9         5.2         0.1
Finland......................      67         0.7         118        0.6         5.1         0.1
Malaysia.....................      61         0.6          84        0.5        20.1         0.5
Norway.......................      54         0.5         144        0.8         4.4         0.1
Portugal.....................      51         0.5          89        0.5         9.9         0.2
Ireland......................      43         0.4          64        0.3         3.6         0.1
Austria......................      31         0.3         216        1.2         8.5         0.2
New Zealand..................      29         0.3          64        0.3         3.5         0.1
                                 -----       -----      ------       ----       -----        ----


   SUBTOTAL - DEVELOPED
   EX US/CANADA..............   8,599        85.1      13,336       72.6       548.5        12.5
                                -----       -----      ------       ----       -----        ----

                                       23

APPENDIX A - INTERNATIONAL STATISTICS
-------------------------------------

                    MARKET                  GROSS DOMESTIC
               CAPITALIZATION                 PRODUCT         POPULATION
               --------------               --------------    -----------
MARKETS           DOLLARS     % OF         DOLLARS   % OF     DOLLARS     % OF
DEVELOPED        (BILLIONS)   TOTAL        (MILLIONS) TOTAL   (MILLIONS)  TOTAL

Brazil            296         2.9                721    3.8   155.8        3.5
South Africa      233         2.3                 90    0.5    41.2        0.9
Taiwan            178         1.8                261    1.4    21.3        0.5
Mexico            144         1.4                279    1.5    90.5        2.1
India             132         1.3                264    1.4   935.7       21.2
Thailand           55         0.5                162    0.9    59.4        1.3
Argentina          50         0.5                286    1.6    34.8        0.8
Turkey             50         0.5                165    0.9    61.6        1.4
Chile              43         0.4                 67    0.4    14.2        0.3
Russia             40         0.4                454    2.5   148.0        3.4
Indonesia          40         0.4                192    1.0   193.8        4.4
Greece             28         0.3                108    0.6    10.5        0.2
Korea              27         0.3                416    2.3    44.9        1.0
Philippines        23         0.2                 73    0.4    70.3        1.6
Egypt              21         0.2                 57    0.3    59.0        1.3
Israel             18         0.2                 87    0.5    57.2        1.3
Colombia           16         0.2                 79    0.4    35.1        0.8
Pakistan           14         0.1                 47    0.3   129.8        2.9
Czech Republic     14         0.1                 46    0.3    10.3        0.2
Peru               13         0.1                 59    0.3    23.5        0.5
Morocco            12         0.1                 33    0.2    27.1        0.6
Venezuela          12         0.1                 51    0.3    21.6        0.5
Hungary             9         0.1                 45    0.2    10.2        0.2
Luxembourg          8         0.1                 17    0.1     0.4        0.0
Poland              7         0.1                121    0.7    38.6        0.9
China               5         0.0                702    3.7  1211.5       27.6
Zimbabwe            4         0.0                  6    0.0    11.5        0.3
Jordan              2         0.0                  6    0.0     5.4        0.1
Kenya               2         0.0                  8    0.0    30.5        0.7
Tunisia             2         0.0                 18    0.1     8.9        0.2
Sri Lanka           2         0.0                 12    0.1    18.4        0.4
Bangladesh          1         0.0                 28    0.2   120.4        2.7
Nigeria             1         0.0                 42    0.2   111.7        2.5
Slovenia            1         0.0                 14    0.1     2.0        0.0
Ghana             0.9         0.0                  6    0.0    17.5        0.4
Romania           0.5         0.0                 36    0.2    22.6        0.5
Botswana          0.4         0.0                  4    0.0     1.5        0.0

   SUBTOTAL
  EMERGING:     1,505        14.9              5,062   27.4 3,856.7       87.5
              -------        ----              -----   ---- -------       ----

TOTAL - WORLD
EX US/CANADA:  10,104       100.0             18,398  100.0 4,405.2     100.0
               ------       -----             ------  ----- -------      -----

Sources:

Market Capitalization: Datastream (as of December 1997) and International Finance Corporation (November 1997)
GDP/Population: International Monetary Fund: International Financial Statistics (February 1997).

APPENDIX B - HEDGING STRATEGIES
================================================================================

     Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for the Portfolios.

     In order to assure that a Portfolio is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each Portfolio enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a Portfolio's assets.

     Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for a Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

     In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of a Portfolio's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

     The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

     When each Portfolio enters into a Futures Contract, it is initially required to deposit, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

     Currently, investments in Futures Contracts on non-U.S. stock indexes by U.S. investors, such as the Portfolios, can be purchased on such non-U.S. stock indexes as the Osaka Stock Exchange (OSE), Tokyo Stock Exchange (TSE), Hong Kong Futures Exchange (HKFE), Singapore International Monetary Exchange (SIMEX), London International Financial Futures and Options Exchange (LIFFE), Marche Terme International de France (MATIF), Sydney Futures Exchange Ltd. (SFE), Meff Sociedad Rectora de Productos Financieros Derivados de Renta Variable, S.A. (MEFF RENTA VARIABLE), Deutsche Terminborse (DTB), Italian Stock Exchange (ISE), Financiele Termijnmarkt Amsterdam (FTA), and London Securities and Derivatives Exchange, Ltd. (OMLX).

     Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

     Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which a Portfolio seeks a hedge.

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator

Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005

Distributor
59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts  02116

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005
(800) 625-5759

No dealer,  salesman or any other  person has been
authorized to give any  information or to make any
representations,  other  than those  contained  in
this  Prospectus  and the  Statement of Additional
Information,   in   connection   with  the   offer
contained  in this  Prospectus,  and if  given  or
made,  such other  information or  representations
must not be relied upon as having been  authorized
by  the  Corporation  or  the  Distributor.   This
Prospectus  does  not  constitute  an offer by the
Corporation  or by the  Distributor to sell or the
solicitation  of  any  offer  to  buy  any  of the
securities  offered hereby in any  jurisdiction to
any  person  to  whom  it  is  unlawful   for  the
Corporation or the Distributor to make such offer in such jurisdiction.